EXHIBIT  10(A)
                            SHARE EXCHANGE AGREEMENT

     This Share Exchange Agreement (the "Agreement") is made and entered into this 26th day of August, 2000, by and among Cimarron-Grandview Group, Inc., a Washington corporation ("Cimarron" or the "Company"), Full Moon Universe, Inc., a California corporation ("Full Moon"), Charles Band, (Band) and Albert M. Zlotnick ("Zlotnick").

     RECITALS

     A. Cimarron is a corporation organized and existing under the laws of the State of Washington and has authorized capital consisting of 50,000,000 shares of no par value common stock ("Cimarron Common Stock"), of which 16,856,527 shares are issued and outstanding.

     B. Full Moon is a corporation organized and existing under the laws of the State of California and has authorized capital stock consisting of 1,000,000 shares of no par value common stock ("Full Moon Common Stock"), of which 100,000 shares are issued and outstanding.

     C. The Boards of Directors of Cimarron and Full Moon deem it in the best interests of the shareholders of their respective corporations that Cimarron will acquire all of the outstanding shares of Full Moon Common Stock in exchange for authorized but as yet unissued shares of Cimarron Common Stock (the "Share Exchange") in accordance with the following terms:

                                    ARTICLE 1
                                 Share Exchange

     1.1 Exchange Ratio. Each outstanding share of Full Moon Common Stock shall be surrendered in exchange for shares of authorized but as yet unissued Cimarron Common Stock. At the Effective Date (as defined herein) of the Share Exchange, Cimarron shall be owned as follows:

          (1)     Current  Full  Moon  shareholders         85  %
          (2)     Existing  Cimarron  shareholders          15  %

     Due to the fact that additional Full Moon Common Stock may be issued prior to Effective Date, there is no share exchange ratio set forth herein, but only the relative percentages that shall be owned by the shareholders of Full Moon and Cimarron upon Effective Date of the Share Exchange.

     1.2 Treasury Shares. Any shares of Full Moon Common Stock held in the treasury of Full Moon on the Effective Date will not be deemed to be issued or outstanding for purposes of the Share Exchange. Such shares shall automatically be cancelled, and no shares of the Cimarron Common Stock will be issued in respect of such treasury shares.

     1.3 Fractional Shares. No fractional shares of Cimarron Common Stock will be issued. In lieu of any fractional share, Cimarron shall pay the surrendering holder of Full Moon Common Stock cash equal to the value of the fractional share, based upon the book value of one whole share of Full Moon Common Stock on the Effective Date.

     1.4 Exchange of Shares. On the Effective Date, each holder of one or more shares of Full Moon Common Stock shall surrender any and all certificates representing such shares to Cimarron, or its appointed agent, in such manner as Cimarron shall reasonably and legally require. Upon receipt of any such certificate, Cimarron will issue in exchange therefore a certificate representing the number of shares of Cimarron Common Stock the surrendering Full Moon shareholder is entitled to receive pursuant to the provisions of Article 1.1, above.

     1.5. Exchange Ratio Adjustment. The parties acknowledge that the exchange ratios set forth in Article 1.1 are based on Full Moon's projected after tax earnings. In the event that Full Moon's after tax earnings for the period from January 1, 2001 through December 31, 2002 are less than $8,000,000 then the Exchange Ratio shall be adjusted using the following formula:
[1.00-(X/Y)]  x  .75  x  Z  =  A

     X  =  Actual  after  tax  earnings
     Y  =  Projected  after  tax  earnings  ($8,000,000)
     Z  =  Shares  issued  to  Full  Moon  in  Share  Exchange
     A  =  Full  Moon  Shares  to  be  cancelled

Any accreted after tax earnings attributable to business activities not currently being undertaken by Full Moon (i.e. acquisition of other business opportunities) shall not be counted in the calculation of after tax earnings for the purposes of this Article 1.5.

                                    ARTICLE 2
                Representations and Warranties Regarding Cimarron

     Cimarron  hereby  represents  and  warrants  to  Full  Moon  as  follows:

     2.1 Organization and Qualification. Cimarron is a corporation duly organized, validly existing and in good standing under the laws of Washington and has the requisite corporate power and authority to carry on its business as it is now being conducted. Cimarron is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, financial condition or results of operations of Cimarron taken as a whole (a "Material Adverse Effect"). Copies of the Articles of Incorporation and By-Laws of Cimarron heretofore delivered to Full Moon are accurate and complete as of the date hereof.

     2.2 Capitalization. As of the date hereof, the authorized capital stock of Cimarron consists of 50,000,000 shares of no par value common stock, of which 16,856,527 Shares are issued and outstanding. There are no options, warrants, puts, calls or other rights, agreements or commitments of any character whatsoever requiring the issuance, sale, transfer or repurchase by Cimarron of any shares of capital stock of Cimarron or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of Cimarron. All of the outstanding shares of capital stock of the Cimarron have been duly authorized and validly issued and are, except as set forth in Schedule 2.2, fully paid and nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights.

     2.3 Authority. Cimarron has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Cimarron's Board of Directors and, except for Cimarron shareholder approval, no other corporate proceedings on the part of Cimarron are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Cimarron and constitutes the valid and legally binding obligation of Cimarron enforceable against Cimarron in accordance with its terms.

     2.4 Financial Statements. The audited financial statements of Cimarron for the fiscal years ended 1998 and 1999, which have been previously delivered to Full Moon, present fairly in all material respects the financial position, results of operations and changes in cash flow of Cimarron as of the dates thereof and for the periods indicated therein in conformity with generally accepted accounting principles (except as otherwise indicated in such financial statements and the notes thereto) on a basis consistent with prior periods. Except as and to the extent set forth on the balance sheet of Cimarron, at the date thereof, Cimarron did not have any liabilities or obligations, direct, or indirect, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities that will not have a Material Adverse Effect and that will not have a material adverse effect on the ability of Cimarron to consummate the transactions contemplated hereby.

     2.5 Absence of Certain Changes. Except as contemplated herein or set forth on Schedule 2.5, since December 31, 1999, there has not occurred (i) any material adverse change in the business, financial condition or results of operations of Cimarron or (ii) any loss or damage to any of the properties of Cimarron (whether or not covered by insurance) which has had or would be likely to have a Material Adverse Effect. Except as set forth on Schedule 2.5, Cimarron has not since December 31, 1999:

(a) paid or declared any dividends or other distributions upon its stock or redeemed, purchased or otherwise acquired any of its shares of stock, except as specifically contemplated by this Agreement;

(b) sold, assigned, transferred, mortgaged, pledged, subjected to any material lien, adverse claim or other encumbrance or suffered any material lien, adverse claim or other encumbrance on any of its material tangible or intangible assets, including material copyrights, trademarks trade names, patents and licenses, except in the ordinary course of business;

(c) made any material changes in employee compensation or benefit plans and programs, except in the ordinary course of business and consistent with past employment practices or as required by agreement or law;

(d) entered into any other material transaction, except in the ordinary course of business or as specifically contemplated by this Agreement;

(e) paid or incurred any material obligation or liability (absolute or contingent), except obligations or liabilities incurred in the ordinary course of the operation of its business as carried on at and prior to the date of this Agreement;

(f) Canceled without payment in full or compromised any material claim, notes, loans or obligations or other rights of value receivable from any person, except in the ordinary course of business;

(g) issued or authorized the issuance of additional shares of stock or any options, warrants or rights to acquire any shares of its stock, as the case may be, or made any contribution to the equity capital of any entity.

(h) terminated or made any material amendment to any material contract, lease, license or any other material agreement, except in the ordinary course of business; or

(i) entered into any agreement or understanding to do any of the foregoing.

     2.6     No  Violations;  Consents.

(a) Neither the execution and delivery of this Agreement by Cimarron nor the consummation of the transactions contemplated hereby, nor compliance by with any of the provisions hereof will: (i) violate, conflict with, or result in breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under any of the terms, conditions or provisions of (x) its charter or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation to which Cimarron or any of its shareholders is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Cimarron is bound; or (ii) subject to compliance with the statutes and regulations referred to in Section 2.4(b), violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to Cimarron or any of its shareholders or any of their respective properties or assets (except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations or accelerations which, or any consents, approvals or notices which if not given or received, would not have any Material Adverse Effect on the business, financial condition or results of operations of Cimarron taken as a whole or on the ability of Cimarron to consummate the transactions contemplated hereby).

(b) There is (i) no legal impediment to Cimarron's consummation of the transactions contemplated by this Agreement, and (ii) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by Cimarron of the transactions contemplated by this Agreement; except (i) for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have any material adverse effect on the business, financial condition or results of operations of Cimarron taken as a whole or on the ability of Cimarron and to consummate the transactions contemplated hereby, and (ii) for such filings, registration, authorization, consent or approvals as may be required by the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "Hart-Scott-Rodino Act"), and the Washington Business Corporations Act.

2.7.1 Litigation. Except as disclosed on Schedule 2.7, there are no actions, suits Cimarron or its officers or directors in their capacity as such which are reasonably likely to have a Material Adverse Effect.

2.8 Taxes. Except as set forth on Schedule 2.8, Cimarron has timely filed or caused to be timely filed with the appropriate Federal, state, local and foreign governmental agencies, all material tax returns, information returns, forms and reports required to be filed and have timely paid in full all taxes shown to be due on or before the date hereof on such tax returns. For purposes of this Agreement, the term "tax" shall include all interest, penalties and additions to tax related thereto. Except as set forth in 2.8, no material tax liens have been filed and no material claims are being asserted in writing with respect to the assessment or collection of any taxes. Except as set forth in
Schedule 2.8, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material tax returns required to be filed with respect to Cimarron. The Federal income tax returns of Cimarron have been examined for all taxable years through the year ended 1999. The Federal income tax returns of Cimarron are not being audited as of the date of the execution of this Agreement. Cimarron has not made any consent under
Section 341(f) of the Code. The accrued current liability for taxes (which shall not include an accrual for the current portion of and deferred tax assets or liabilities) in the balance sheet of Cimarron at December 31, 1999 adequately provides for all unpaid taxes relating to the business, assets, and activities of Cimarron for periods ending on or prior to the date thereof.

     2.9 Change of Domicile. In connection with the transactions contemplated hereby Cimarron shall cause the domicile of the company to be changed to the state of Nevada.

     2.10 Brokerage Fees. Cimarron has not retained any financial adviser, broker, agent or finder or paid or agreed to pay any financial adviser, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

     2.11 Accuracy of Information Furnished. No statement by Cimarron contained in this Agreement or furnished to Full Moon contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

                                     ARTICLE  3
                Representations  and  Warranties  of  Full  Moon

     Full  Moon  hereby  represents  and  warrants  to  Cimarron  as  follows:

     3.1 Organization and Qualification. Full Moon is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as it is now being conducted. Full Moon is duly qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, financial condition or results of operations of Full Moon taken as a whole (a "Material Adverse Effect"). Copies of the Articles of Incorporation and By-Laws, as amended, of Full Moon previously delivered to Cimarron are accurate and complete as of the date hereof.

     3.2 Capitalization. As of the date hereof, the authorized capital stock of Full Moon consists of 1,000,000 shares of no par value common stock, of which 100,000 shares are issued and outstanding. Except as set forth in Schedule 3.2, there are no options, warrants, puts, calls or other rights, agreements or commitments of any character whatsoever requiring the issuance, sale, transfer or repurchase by Full Moon of any shares of capital stock of Full Moon or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of Full Moon. All of the outstanding shares of capital stock of Full Moon have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any preemptive rights.

     3.3 Authority. Full Moon has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. Full Moon's Board of Directors has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Except for the approval by Full Moon's shareholders, no other corporate proceedings on the part of Full Moon are necessary to authorize this Agreement and the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by Full Moon and constitutes the valid and legally binding obligation of Full Moon enforceable against Full Moon in accordance with its terms.

     3.4 Financial Statements. The unaudited financial statements of Full Moon for the six month period ended June 30, 2000, which have been previously delivered to Cimarron, present fairly in all material respects the financial position, results of operations and changes in cash flow of Full Moon as of the dates thereof and for the periods indicated therein in conformity with generally accepted accounting principles (except as otherwise indicated in such financial statements and the notes thereto) on a basis consistent with prior periods. Except as set forth in Schedule 3.4 and except as and to the extent set forth on the balance sheet of Full Moon, at June 30, 2000, Full Moon did not have any liabilities or obligations, direct, or indirect, whether accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities that will not have a Material Adverse Effect and that will not have a Material Adverse Effect on the ability of Full Moon to consummate the transactions contemplated hereby.

     3.5 Absence of Certain Changes. Except as contemplated herein or set forth on Schedule 3.5, since June 30, 2000, there has not occurred (i) any material adverse change in the business, financial condition or results of operations of Full Moon or (ii) any loss or damage to any of the properties of Full Moon (whether or not covered by insurance) which has had or would be likely to have a Material Adverse Effect. Except as set forth on Schedule 3.5, Full Moon has not since June 30, 2000:

(a) paid or declared any dividends or other distributions upon its stock or redeemed, purchased or otherwise acquired any of its shares of stock, except as specifically contemplated by this Agreement;

(b) sold, assigned, transferred, mortgaged, pledged, subjected to any material lien, adverse claim or other encumbrance or suffered any material lien, adverse claim or other encumbrance on any of its material tangible or intangible assets, including material copyrights, trademarks trade names, patents and licenses, except in the ordinary course of business;

(c) made any material changes in employee compensation or benefit plans and programs, except in the ordinary course of business and consistent with past employment practices or as required by agreement or law;

(d) entered into any other material transaction, except in the ordinary course of business or as specifically contemplated by this Agreement;

(e) paid or incurred any material obligation or liability (absolute or contingent), except obligations or liabilities incurred in the ordinary course of the operation of its business as carried on at and prior to the date of this Agreement;

(f) canceled without payment in full or compromised any material claim, notes, loans or obligations or other rights of value receivable from any person, except in the ordinary course of business;

(g) issued or authorized the issuance of additional shares of stock or any options, warrants or rights to acquire any shares of its stock, as the case may be, or made any contribution to the equity capital of any entity.

(h) terminated or made any material amendment to any material contract, lease, license or any other material agreement, except in the ordinary course of business; or

     (i) entered into any agreement or understanding to do any of the foregoing.

3.6     No  Violations;  Consents.

(a) Except as set forth in Schedule 3.6, neither the execution and delivery of this Agreement by Full Moon nor the consummation of the transactions contemplated hereby, nor compliance by Full Moon with any of the provisions hereof will: (i) violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or in event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Full Moon under any of the terms, conditions or provisions of (x) its Articles of Incorporation or by-laws or (y) any note, bond, mortgage, indenture, deed of trust, agreement, lien, contract or other instrument or obligation to which Full Moon is a party or to which any of its respective properties or assets may be subject or by which Full Moon is bound;
(ii)  subject  to  compliance  with  the statutes and regulations referred to in
Section 3.6(b), violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to Full Moon or any of its properties or assets (except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances which, or any consents, approvals or notices which if not given or received, individually or in the aggregate, would not have a Material Adverse Effect); or (iii) subject to compliance with the statutes and regulations referred to in Section 3.6(b), cause the suspension or revocation of any authorization, consent, approval or License (as hereinafter defined) currently in effect which would have a Material Adverse Effect.

(b) (i) there is no legal impediment to Full Moon's consummation of the transactions contemplated by this Agreement and (ii) no filing or registration with, or authorization, consent or approval of, any public body or authority is necessary for the execution, delivery or consummation by Full Moon of the transactions contemplated by this Agreement; except (i) for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have a Material Adverse Effect or would not materially adversely affect the ability of Full Moon to consummate the transactions contemplated hereby, and (ii) for such filings, registration, authorization, consent or approvals as may be required by the provisions the Hart-Scott-Rodino Act and the California Business Corporations Act.

     3.7 Litigation. Except as disclosed on Schedule 3.7, there are no actions, suits or proceedings pending or, to the knowledge of the management of Full Moon, threatened against Full Moon or its officers or directors in their capacity as such which are reasonably likely to have a Material Adverse Effect.

     3.8 Taxes. Except as set forth on Schedule 3.8, Full Moon has timely filed or caused to be timely filed with the appropriate Federal, state, local and foreign governmental agencies, all material tax returns, information returns, forms and reports required to be filed and have timely paid in full all taxes shown to be due on or before the date hereof on such tax returns. For purposes of this Agreement, the term "tax" shall include all interest, penalties and additions to tax related thereto. Except as set forth in Schedule 3.8, no material tax liens have been filed and no material claims are being asserted in writing with respect to the assessment or collection of any taxes. Except as set forth in Schedule 3.8, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material tax returns required to be filed with respect to Full Moon. The Federal income tax returns of Full Moon have been examined for all taxable years through the year ended 1999. The Federal income tax returns of Full Moon are not being audited as of the date of the execution of this Agreement. Full Moon has not made any consent under Section 341(f) of the Code. The accrued current liability for taxes (which shall not include an accrual for the current portion of and deferred tax assets or liabilities) in the balance sheet of Full Moon at June 30, 2000, adequately provides for all unpaid taxes relating to the business, assets, and activities of Full Moon for periods ending on or prior to the date thereof.

     3.9 Licenses. Full Moon (the "License Holder") duly hold all licenses, franchises, authorizations, permits, ordinances, certificates, consents and approvals (collectively, the "Licenses") of all governmental or regulatory agencies, whether Federal, state or local, necessary or appropriate to enable it to continue to conduct its business in all material respects as presently conducted. Schedule 3.9 reasonably identifies each material License in effect on the date of this Agreement. Each of the foregoing Licenses is in full force and effect and there are no pending modifications, amendments or revocation proceedings that would have a Material Adverse Effect. All material fees, including material franchise fees, due and payable to governmental authorities pursuant to the Licenses have been paid and no event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof and would have a Material Adverse Effect. The License Holder is in compliance with all of the terms of the Licenses and the operation its business has been and is being conducted in accordance with all applicable provisions of such Licenses, except in each case for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. The License Holder is not in material default under any License, and there is no material condition, event or occurrence existing, or, to the best of Full Moon's knowledge after due investigation, any proceeding threatened or being conducted, which would cause the termination, suspension, cancellation or non-renewal of any of the Licenses and which termination, suspension, cancellation or non-renewal would have a Material Adverse Effect.

     3.10 Intellectual Properties. Schedule 3.10 sets forth a list of all trademarks, trade names, service marks, copyrights or patents that Full Moon has registered with the United States Patent and Trademark Office and the United States Copyright Office (collectively, "Intellectual Properties"). Except as set forth on Schedule 3.10, no proceedings have been instituted or, to the knowledge of Full Moon, are threatened which challenge the validity or the ownership of the Intellectual Properties. The Intellectual Properties owned by Full Moon are in full force and effect and, to the knowledge of Full Moon, are valid.

     3.11 Title to its Property. Full Moon leases or has good and marketable title to real properties and leases and has good title to each of their other material properties, operating assets and the film inventory as reflected in the balance sheet of Full Moon or acquired by Full Moon after such date. In each case the is title free and clear of all liens, claims and encumbrances, other than (i) as set forth on Schedule 3.11 or (ii) such liens, claims and encumbrances as do not materially interfere with the present use of such properties or which do not materially impair the ability of Full Moon to conduct its business. Full Moon owns or leases all of the rights, properties and assets for the conduct of its business as presently conducted. Schedule 3.11 contains a brief identification of all real property, categorized by record owner, owned or leased by Full Moon, including all buildings, plant, improvements or important structures located thereon and the complete Full Moon film inventory, including any royalties payable on such films. To the best of Full Moon's knowledge, the buildings, plant and improvements located on the premises identified in Schedule 3.11 and the present use thereof, comply with all zoning laws, ordinances and regulations of governmental authorities having jurisdiction thereof, except for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect.

3.12 Brokerage Fees. Full Moon has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

     3.13 Compliance with Laws. Except as previously disclosed to Cimarron, Full Moon is in compliance with all federal, state, local and foreign laws, ordinances, rules, regulations and orders currently applicable to the businesses or properties of Full Moon including, without limitation, all rules, regulations and administrative orders relating to anti-competitive practices, discrimination, employment, health, and safety, except for such matters of non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect. Schedule 3.13 contains a list of all judicial consents, orders or decrees under which Full Moon is operating or by which it is bound, copies of which have been furnished to Cimarron.

     3.14 Accuracy of Information Furnished. No statement by Full Moon contained in this Agreement or provided to Cimarron contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE  4
             Conduct  of  Business  Pending  the  Share  Exchange

     4.1 Conduct of Business Prior to the Effective Date. Except as set forth on Schedule 4.1, Full Moon and Cimarron each covenant and agree that, prior to the Effective Date, unless the other party shall otherwise agree in writing (which agreement shall not be unreasonably withheld or delayed) or as otherwise expressly permitted or specifically contemplated by this Agreement:

(a) The business of Full Moon shall be conducted only in, and Full Moon shall not take any action except in, the ordinary course of business, and Full Moon shall use its best efforts to maintain and preserve its business organization, assets, employees and business relationships; and

(b) The business of Cimarron shall be conducted only in, and Cimarron shall not take any action except in, the ordinary course of business, and Cimarron shall use its best efforts to maintain and preserve its business organization, assets, employees and business relationships.

                                    ARTICLE 5
                              Access to Information

     5.1 Access to Information; Confidentiality. From the date hereof until the Effective Date, Each party hereto shall cause it officers, directors, employees and agents to afford to the other party and to the officers, employees, agents and financing sources of the other party reasonable access during normal business hours to their officers, employees, agents, properties, books records and contracts, and shall furnish the other party all existing financial, operating and other data and information as may be reasonably requested; provided, however, that all such requests shall initially be directed to Full Moon's executive officers. Cimarron shall give Full Moon at least two business days' notice prior to any visit to Full Moon's facilities.

                                     ARTICLE  6
                      Conditions  to  the  Share  Exchange

6.1 Conditions to the Obligation of Each Party to Effect the Share Exchange. The respective obligations of each party to effect the Share Exchange shall be subject to the fulfillment at or prior to the Effective Date of each of the following conditions:

          (a) This Agreement shall have been approved and adopted by the requisite vote of the shareholders of Full Moon at the meeting referred to in
Article  7.1.

     (b) The Company shall have caused a one-for-thirty reverse stock split of the Company's outstanding Common Stock.

(c) The shareholders of Cimarron shall have elected a Board of Directors consisting of persons nominated by management of Full Moon.

(d) The Cimarron Articles of Incorporation shall have been amended to, among other things, increase the number of common shares authorized, authorize the creation of preferred shares, change the name of the Company to Full Moon, eliminate cumulative voting for election of directors, eliminate shareholders preemptive rights, and modify the statutory two-thirds of the shares entitled to vote requirement.

(e) No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the acquisition or holding by Cimarron or its affiliates of the shares of Full Moon Common Stock illegal or (ii) otherwise prevent the consummation of the Share Exchange.

(f) Moon shall have entered into employment contracts with Charles Band and Mickey Kaiserman on terms acceptable to management of Cimarron. Mr. Band's salary of $480,000 shall be subject to adjustment in the event that the company's pre-tax profits for the year ended December 31, 2001 shall be less than $2.5 million. Mr. Kaiserman's salary shall be set at an annual equivalent to $3,500 per week.

     6.2     Additional  Conditions  to   the  Obligation  of   Full  Moon.  The
obligation of Full Moon to effect the Share Exchange is also subject to each of the following conditions:

(a) Cimarron shall have performed in all material respects each material obligation to be performed by it hereunder on or prior to the Closing.

(b) The representations and warranties of Cimarron set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Date as if made at and as of such time, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; provided, however, that the representations and warranties shall be true and correct only to the extent that neither individually nor in the aggregate do the facts underlying the breaches thereof have a material adverse effect on the financial condition, business or results of operations of Cimarron taken as a whole.

     6.3     Additional  Conditions  to  the  Obligations  of  Cimarron.     The
obligations of Cimarron to effect the Merger are also subject to each of the following conditions:

(a) Full Moon shall have performed in all material respects each material obligation to be performed by it hereunder on or prior to the Closing.

(b) The representations and warranties of Full Moon set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Date as if made at and as of such time, except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; provided, however, that the representations and warranties shall be true and correct only to the extent that neither individually nor in the aggregate do the facts underlying the breaches thereof have a Material Adverse Effect.

                                    ARTICLE 7

7.1 Payment of certain indebtedness. Charles Band, the principal shareholder of Full Moon has represented that there exists approximately $5.7 million of indebtedness (the "Indebtedness") owed by certain non-operating corporations in which he is the sole shareholder. Cimarron has agreed to assist Band in the repayment of the Indebtedness under the following terms and conditions:

(a) Cimarron will undertake to Band to make the monthly payments due on the Indebtedness.

(b) Band will pledge 20% of the Cimarron Shares he receives in the Share Exchange to repay the Indebtedness (the "Pledged Shares"). At such time as the Pledged Shares are eligible for resale, Band will sell such Pledged Shares as may be legally sold to pay the balance of the Indebtedness and to repay Cimarron (with interest at the Prime Rate) for all payments made on the Indebtedness in excess of $700,000. Band shall pay all Indebtedness and repayments to Cimarron within 24 months of the Effective Date.

(c) If necessary to facilitate the repayment of the Indebtedness, Cimarron will undertake to register the Pledged Shares upon Band's written request.

(d) In the event that the proceeds from the sale of the Pledged Shares are not adequate to repay all of the Indebtedness, then Cimarron shall be responsible for the payment of the balance of the Indebtedness after application of the proceeds from the sale of the Pledged Shares.

                                    ARTICLE 8

     8.1 Shareholder Approval. This Share Exchange Agreement shall be submitted to the shareholders of Cimarron and Full Moon for their approval in the manner provided by the corporate laws of their respective domiciles, at meetings to be held on or before October 31, 2000, or such other time as the Boards of Directors of Cimarron and Full Moon shall agree. The parties acknowledge that this date is flexible due to the uncertainty of the timing of any Proxy Statement review by the Securities and Exchange Commission. Promptly after the Agreement has been approved by the shareholders of both Cimarron and Full Moon, the officers of each company shall deliver Articles of Share Exchange (a copy of which is attached hereto and by this reference incorporated herein) for filing to the to their respective Secretary of State, as required under the applicable law.

                                    ARTICLE 9

     9.1 Rights of Dissenting Shareholders. Any shareholder of Cimarron who has the right to dissent from this Share Exchange as provided in RCW 23B.13.020, and who so dissents in accordance with the requirements of RCW 23B.13.200 through .280, shall be entitled, upon surrender of the certificate or certificates representing the shares with respect to which the shareholder has the right to dissent, to receive payment of the fair value of such shares as provided pursuant to RCW 23B.13.250.

                                   ARTICLE 10

     10.1 "Market Stand-Off" Agreement. Zlotnick hereby agrees that, during a period of one year following the Effective Date, he shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer of dispose of (other than to a donee who agrees to be similarly bound) any securities of the Company held by him anytime during such period. Provided, however, that the Board of Directors, by majority vote, may permit the sale of Mr. Zlotnick's shares for the purpose of maintaining an orderly market for the Company's stock.

                                   ARTICLE 11

     11.1 Voting Trust Agreement Upon the Effective Date Zlotnick and Band shall enter into a Voting Trust Agreement in substantially the same form as set forth in Exhibit "B", attached hereto and by this reference incorporated herein.

                                   ARTICLE 12

     12.1 Effective Date. The Share Exchange shall be effective upon the last to occur of the filing of the Articles of Share Exchange with the Secretary of State of the State of Washington and the filing of the Articles of Share Exchange with the Secretary of State of the State of California.

                                   ARTICLE 13

     13.1 Termination of Agreement. This Agreement may be abandoned at any time prior to filing of the Articles of Share Exchange, upon a vote of a majority of the Board of Directors of both Cimarron and Full Moon. If Full Moon terminates the Share Exchange without cause, Full Moon agrees (a) to pay Cimarron for all fees and costs incurred in connection with the transactions contemplated hereby, (b) that all monies advanced ot loaned to the Company by Zlotnick shall becaome immediately due and payable, and (c) to pay Cimarron Liquidated damages of one million dollars ($1,000,000). For the purposes of this Article, "for cause" shall be deemed to mean a material breach of any of Cimarron's Representations and Warranties.

                                   ARTICLE 14

     14.1 Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts and copies shall be and constitute an original instrument.

                                   ARTICLE 15

     15.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Washington.

     IN WITNESS WHEREOF, this Share Exchange Agreement has been adopted by the undersigned corporations as of this 26th day of August, 2000.

Full  Moon  Universe,  Inc.

By:___________________________
       Charles  Band,  President

Cimarron-Grandview Group, Inc.


By:___________________________
       Gregory  B.  Lipsker,  President


By:___________________________
     Albert M. Zlotnick

Charles  Band,  Individually

                                     EXHIBIT  A

                               ARTICLES  OF  EXCHANGE

     Pursuant to the provisions of the Washington Business Corporation Act, Chapter 23B.11 RCW, the undersigned corporation hereby submits the following Articles of Exchange for filing for the purpose of exchanging the shares of Full Moon Universe, Inc., a California corporation ("Full Moon"), for those of Cimarron Grandview Group, Inc., a Washington corporation ("Cimarron").

                                     ARTICLE  I

     The Plan of Exchange of Cimarron's shares for those of Full Moon is attached as Exhibit A.

                                     ARTICLE II

     The share exchange was duly approved by the shareholders of Full Moon and Cimarron.

     DATED  this  XX  day  of  YYY,  2000.


     Cimarron  Grandview  Group,  Inc.

     By:_________________________
        Gregory B. Lipsker, President

                                    EXHIBIT B

                        ALBERT M. ZLOTNICK - CHARLES BAND
                            VOTING  TRUST  AGREEMENT

     THIS VOTING TRUST AGREEMENT (the "Agreement") is made this 22nd day of August, 2000 by and between Albert M. Zlotnick (the "Voting Trustee"), and Charles Band (the "Shareholder").

     RECITALS

A. Cimarron Grandview Group, Inc., a Washington Corporation and Full Moon Universe, a California corporation have entered into a Share Exchange Agreement whereby all of the outstanding Full Moon Universe shares will be exchanged for a majority of the issued and outstanding shares of Cimarron. In connection therewith Cimarron shall merge with and into a wholly-owned subsidiary of Cimarron to be named Full Moon Universe, a Nevada corporation (the "Corporation") which will be the surviving entity.

B. Zlotnick will be a minority shareholder and a creditor of the Corporation.

C. The Shareholder will be the beneficial owner and the owner of record of a majority of the common stock of the Corporation.

D. In order to promote their mutual interests and the interests of the Corporation, the Shareholder desires to enter into this Agreement with the Voting Trustee and, subject to the terms and conditions contained herein, to transfer voting rights of the shares of common stock that he owns to the Voting Trustee.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

                                  ARTICLE  I
                Transfer  of  Shares  to  the  Voting  Trustee

     1.1 Assignment and Transfer of Shares. The Shareholder hereby assigns and transfers to the Voting Trustee the number and class of shares shown opposite his name at the end of this Agreement (collectively, the "Shares").

     1.2 Endorsement and Delivery of stock Certificates. At the date hereof, and concurrently with the execution of this Agreement by any Shareholder, the stock certificates of the Corporation representing the Shares of such Shareholder shall be endorsed in blank and, as so endorsed, shall be delivered to the Voting Trustee. Upon receipt of the stock certificates, the Voting Trustee shall cause the Shares represented thereby to be transferred of record to him on the books of the Corporation as Voting Trustee.

     1.3 Preparation of List and Delivery to Corporation. Immediately after the execution of this Agreement, the Voting Trustee shall prepare a list containing the name and address of the Shareholder, together with the number and class of shares of the Shareholder transferred to the Voting Trustee pursuant to the Agreement, and shall deliver copies of the list and this Agreement to the Corporation's principal office. In addition, the Voting Trustee shall maintain such list and this Agreement at its principal office. The list and Agreement shall be available for inspection during normal business hours at the principal office of the Corporation and the principal office of the Voting Trustee by any shareholders of the Corporation.

                                     ARTICLE  2
                               Term of Voting Trust

     2.1 Effective Date. The voting trust declared and created (the "Voting Trust") shall become effective on the date the first shares subject to the trust are registered in the name of the Voting Trustee (the "Effective Date").

     2.2 Original Term of Voting Trust. The Voting Trust shall, subject to earlier termination as hereinafter provided, continue for a full term of three
(3) years from the Effective Date. However, after twelve (12) months from the Effective Date, the Voting Trustee shall release up to twenty percent of the Shares upon the written request of the Voting Trust Certificate Holder for the sole purpose of permitting the Shareholder to satisfy the payment of certain indebtedness provisions of Article 7 of the Share Exchange Agreement.

                                    ARTICLE 3
                Purpose  and  Powers  of  the  Voting  Trustee

     3.1 Exclusive Right to Vote Shares. During the term of the Agreement the Voting Trustee shall have the exclusive right to vote such shares for the election of the Corporation's directors so as to accomplish the purpose of the Agreement as set forth in Article 3.1, or to give written consent in lieu of voting thereon; provided, however, that the Voting Trustee' right to act in respect of the Shares, shall be subject to any limitations contained in the Articles of Incorporation of the Corporation and to this Agreement.

     3.2 Voting in Person or by Proxy. The Voting Trustee may act or vote in person or by proxy at any and all meetings of the Shareholders of the Corporation, to effect the purpose of the Agreement

     3.3 Purpose for which Share May Be Voted and Permitted Acts of the Voting Trustee. The purpose of this Agreement is to provide that all shares of the Corporation held by the Shareholder will be voted in support of a Board of Directors comprised one-half as to nominees of Albert M. Zlotnick and one-half as to nominees of the Shareholder. Except as expressly limited by, and until the termination of, this Agreement, the Voting Trustee shall possess and be entitled to exercise the right to vote any and all of the Shares held by him pursuant to this Agreement only for the election of Directors. Voting of the Shares for any purpose other than the election of Directors shall be considered an Extraordinary Corporate Action

     3.4 Voting Trustee as Shareholder, Etc. A Voting Trustee may also be a Shareholder or a registered holder of one or more Voting Trust Certificates, and may vote for himself as director or officer of the Corporation. A Voting Trustee, or his successor as hereinafter provided for, may directly or indirectly transact any lawful business with the Corporation, notwithstanding his position as a voting trustee.

     3.5 Waiver of Bond. The Voting Trustee is hereby excused from the necessity of posting bonds in connection with his service as voting trustee.

                                    ARTICLE  4
                        Extraordinary  Corporate  Actions

     4.1 Meeting of Voting Trust Certificate Holders. In the event the Board of Directors of the Corporation shall have duly authorized, approved and advised the Voting Trustee, as required by law, of any Extraordinary Corporate Action (as such term is defined in Section 4.3), the Voting Trustee shall promptly call a meeting of all holders of the Voting Trust Certificates ("Voting Trust Certificate Holders") by giving written notice of a meeting not less than ten
(10) days prior to the date of the meeting. Such notice shall specify the time, date, place and purpose of the meeting and shall provide a summary of such information regarding the Extraordinary Corporate Action as is available to the Voting Trustee.

     4.2 Voting by Voting Trust Certificate Holders. The Voting Trustee shall deliver to each Voting Trust Certificate Holder, or to his attorney-in-fact, in attendance at the meeting described in Section 4.1 a proxy of the Voting Trustee for the specific purpose of permitting such persons to vote upon the Extraordinary Corporate Action specified in the notice of the meeting and, anything in this Agreement to the contrary notwithstanding, each Voting Trust Certificate Holder who shall have received a proxy shall be entitled to cast, with respect to the Extraordinary Corporate Action, that number of votes equal to the number of Shares of the Voting Trust Certificate. The Voting Trustee shall be entitled to cast all votes, in accordance with their best judgment, represented by Shares with respect to which they are not required to deliver a proxy pursuant to this Section 4.2.

     4.3 Extraordinary Corporate Action. As used herein, the term "Extraordinary Corporate Action" means any action upon which the Corporation's shareholders shall be entitled to vote except for the election of Directors.

     4.4 Surrender of Shares upon Reclassification of Stock of the Corporation. In case the stock of the Corporation is reclassified, the Voting Trustee is hereby authorized to surrender as may be required under the terms of the reclassification, and to receive and hold any and all shares of the Corporation issued in exchange for such surrendered Shares. Following any reclassification, the Voting Trust Certificates issued and outstanding pursuant to this Agreement shall be deemed to represent a proportionate number of Shares or other securities received by the Voting Trustee in exchange.

     4.5 Surrender of Shares upon Merger, Etc. Upon the occurrence of any duly authorized consolidation, merger or share exchange, the Voting Trustee is authorized to surrender as may be required by such consolidation, merger or share exchange the Shares of the Corporation held by it pursuant to this Agreement, and to receive and hold hereunder any and all shares or other securities issued to it in exchange for such surrendered Shares. The Voting Trust Certificates shall thereupon be deemed to represent a proportionate number of the Shares or other securities then received by the Voting Trustee in exchange.

     4.6 Surrender of Share upon Dissolution. In the event the assets of the Corporation are distributed in connection with the dissolution of the Corporation, the Voting Trustee shall promptly distribute any amounts received by him, according to the interests of each Voting Trust Certificate Holder. The obligation of the Voting Trustee to make the distribution described in the immediately preceding sentence to a Shareholder shall be subject to the surrender of the Voting Trust Certificate held by such Shareholder, duly endorsed in blank. Upon the complete distribution of such assets by the Voting Trustee, this Agreement shall terminate and the Voting Trustee shall have no further obligation to deliver stock certificates representing the Shares held by the Voting Trustee.

     4.7 Surrender of Less Than All Shares. In the event the Voting Trustee is required to surrender less than all the Shares held by him pursuant to this Agreement, he shall be deemed to have surrendered, with respect to any Shareholder, a number of Shares equal to the total number of Shares required to be surrendered multiplied by a fraction, the numerator of which is the total number of Shares of the Shareholder held by the Voting Trustee pursuant to this Agreement, and the denominator of which is the total number of Shares of all Shareholders held by the Voting Trustee pursuant to this Agreement.

                                    ARTICLE  5
                          Voting  Trust  Certificates

     Upon delivery to the Corporation of the stock certificates representing all of the Shares owned of record and beneficially by a Shareholder, the cancellation of such stock certificates and the issuance by the Corporation to the Voting Trustee of a new stock certificate or certificates representing such Shares registered in the name of the Voting Trustee, the Voting Trustee shall issue and deliver to such Shareholder a voting trust certificate or certificates for the number of Shares transferred by the Shareholder to the Voting Trustee (the "Voting Trust Certificate"). The Voting Trust Certificate shall be in substantially the following form:

     FULL  MOON  UNIVERSE
     VOTING  TRUST  CERTIFICATE

No.^                                                                     ^Shares

          This certifies that Charles Band has deposited ^ shares of the common stock without par value of the above Full Moon Universe, Inc., a Nevada Corporation, with the undersigned (the "Voting Trustee") under an agreement, dated August 22, 2000 between Charles Band and the Voting Trustee (the "Agreement"). This voting trust certificate and the interest represented thereby is transferable only on the books of the voting trustee upon the presentation and surrender hereof. The holder of this voting trust certificate takes the certificate subject to all the terms and conditions of the Agreement and becomes a party to the Agreement.

     IN WITNESS WHEREOF, the Voting Trustee has caused this voting trust certificate to be signed this XX day of ^, 2000

Voting  Trustee


Albert  M.  Zlotnick

                                     ARTICLE  6
                   Transfer  of  Voting  Trust  Certificates

     6.1 Transfer on Books. The Voting Trust Certificates issued by the Voting Trustee pursuant to this Agreement may be transferred on the books of the Voting Trustee upon the surrender and cancellation of such certificates duly endorsed by the registered holder thereof.

     6.2 Rights upon Transfer. Subject to any restrictions on transfer described in this Article 6, delivery of a Voting Trust Certificate, duly endorsed in blank, by the registered holder thereof shall vest title in, and all rights under, such certificate in the transferee to the same extent and for all purposes as would delivery under like circumstances of negotiable instruments payable to bearer.

     6.3 Party to Agreement. Every transferee of a Voting Trust Certificate issued hereunder shall, by the acceptance of such certificate, become a party to this Agreement as though such transferee were an original party hereto.

     6.4 Payment of Tax. As a condition to making or permitting any transfer or delivery of any Voting Trust Certificates under any provision of this Agreement, the Voting Trustee may require the payment of a sum sufficient to pay or reimburse them for any tax required to be paid or withheld by the Voting Trustee.

     6.5 Legend on Voting Trust Certificates. Anything contained herein to the contrary notwithstanding, the Shareholder covenants and consents to the placement of the following legend on all Voting Trust Certificates, and agrees that such certificates shall be subject to terms of the such legend:

     This Voting Trust Certificate is subject to the terms, restrictions and conditions of a Voting Trust Agreement, dated ^, 2000 on file with Full Moon Universe and with the Voting Trustee named in such agreement. The securities represented by this Voting Trust Certificate have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered, sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration), except upon satisfaction of certain conditions and upon the issuance to the Voting Trustee of a favorable opinion of his counsel and/or submission to the Voting Trustee of such other evidence as may be satisfactory to counsel to the Voting Trustee, to the effect that any such transfer shall not be in violation of the Securities Act of 1933 and the applicable state securities laws.

     6.6 Investment Representations and Warranties. The Shareholder warrants and represents that the Voting Trust Certificate being acquired by him pursuant to this Agreement are being acquired by the Shareholder for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Shareholder further warrants and represents that he has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Voting Trust Certificates, or any part thereof, and Shareholder has no present plans to enter into any such contract, undertaking, agreement or arrangement.

     6.7 Nonregistration of Voting Trust Certificates. The Shareholder acknowledges and represents that he understands that the Voting Trust
Certificates are not registered under the Securities Act of 1933, as amended; and that the Voting Trustee is neither presently required to file, nor does it presently intend to voluntarily register, under Section 12 of the Securities and Exchange Act of 1934 or file periodic reports with the Securities Exchange Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934. The Shareholder further warrants and represents that he understands that the Voting Trustee has not agreed with the Shareholder to register any or all of the Voting Trust Certificates for distribution in accordance with the Securities Act of 1933, and that Voting Trustee has not agreed with the Shareholder to comply with any rule or other provision providing for an exemption from the requirements of such act with respect to sale or other transfer for consideration of the Voting Trust Certificates. The Voting Trustee has not agreed to supply the Shareholder with such information as shall be required to enable the Shareholder to make routine sales of any or all of the Voting Trust Certificates under applicable provisions of Federal or state securities laws respecting "restricted securities." Accordingly, the Shareholder warrants and represents that he understands that the Voting Trust Certificates being acquired hereby must be held by such Shareholder indefinitely, unless and until subsequently registered under the ,Securities Act of 1933 and applicable state securities law or unless an exemption from such registration is available.

                                  ARTICLE  7
              Compensation  and  Indemnity  of  Voting  Trustee

     7.1 Compensation. The Voting Trustee shall not be entitled to compensation for services as voting trustee, unless such compensation is authorized by a majority vote of the Voting Trust Certificate Holders. For purposes of this
Section 7.1 each Voting Trust Certificate Holder shall be entitled to the same number of votes as are represented by the Voting Trust Certificate of which he is a holder.

     7.2 Indemnification. The Voting Trust Certificate Holder agrees to defend, indemnity and hold the Voting Trustee harmless from and against any and all losses, costs, damages, expenses and liabilities (including reasonable attorneys' fees) reasonably incurred by him in connection with, or arising out of the performance of his duties under, this Agreement, and the Voting Trustee shall be entitled from time to time to seek reimbursement from the Voting Trust Certificate Holders for such losses, costs, damages, expenses and liabilities. Each Voting Trust Certificate Holder shall be responsible for paying a pro rata share of any loss, cost, damage, expense or liability based on the percentage of all Shares subject to this Agreement represented by his Voting Trust Certificate. In addition to, and not in lieu of, such actions in law or equity as may be available to him, the Voting Trustee may deduct any unreimbursed item of loss, cost, damage, expense or liability from dividends on the Shares received by the Voting Trustee or from any other payments to which Voting Trust Certificate Holders are entitled from the Corporation.

     7.3 Willful Misconduct of the Voting Trustee. Anything in Section 7.2 to the contrary notwithstanding, the Voting Trustee shall not be indemnified for any act judicially determined to have been an act of willful misconduct on the part of the Voting Trustee.

                                    ARTICLE  8
                         Termination  of  Voting  Trust

     8.1 Events of Termination. Anything in this Agreement to the contrary notwithstanding, this Agreement shall terminate upon the first to occur of the following events:

          (a) The expiration of the term set forth in Article 2 of this Agreement;

          (b) The filing, at any time, by the Voting Trustee of a declaration with the Corporation that this Voting Trust is terminated and the sending of a copy of such declaration to each Voting Trust Certificate Holder.

     8.2 Effects of Termination. Upon the termination of this Agreement, the Voting Trustee shall deliver to the Voting Trust Certificate Holders, in accordance with the terms of, and out of the stock held by him pursuant to, this Agreement, certificates of stock of the Corporation. The obligation of the Voting Trustee to deliver certificates of stock to a Voting Trust Certificate Holder under this Section 8.2 shall be subject to the Voting Trust Certificate Holder surrendering, with all necessary endorsements, any Voting Trust Certificate held by him. Upon delivery by the Voting Trustee of certificates of stocks of the Corporation as provided herein, all liability of the Voting Trustee for the delivery of said stock certificates shall terminate.

                                     ARTICLE  9
                                Successor  Trustee

     In the event of the death, resignation or other permanent inability to serve of a Voting Trustee, the vacancy resulting therefrom shall be filled by the appointment of a successor by the remaining voting Trustees. If the remaining Voting Trustee are unable to agree upon a person to fill the vacancy, or if there are more than one vacancy to be filled, any Voting Trust Certificate Holder may call a meeting, pursuant to notice given as provided in the bylaws of the Corporation for the noticing of a shareholders' meeting, and the vacancy or vacancies may be filled by a majority vote of those present at the meeting. The authority, powers, duties, obligations, and limitations of the original Voting Trustee shall devolve upon the successor Voting Trustee with the same effect as if such successor had been named as an original Voting Trustee.

                                     ARTICLE  10
                                 Standard  of  Care

     The Voting Trustee shall exercise his best judgment in voting the Shares represented by the stock certificate or certificates issued to him, and shall act in the best. interest of the Shareholder. However, the Voting Trustee shall not assume any responsibility or liability in respect of the management of the Company, or in respect of any action that they take, or is taken pursuant to their consent or vote, and they shall not incur any responsibility or liability, as Shareholders, Voting Trustee or otherwise, by reason of any error of fact or law and/or of any matter or thing done or omitted to be done, except for his own willful misconduct.

                                     ARTICLE  11
                                       Notices

     All notices or other communications to the Voting Trust Certificate Holders shall be given in writing and shall be considered duly given on the date of (1) actual receipt, or (2) three days after deposit in the first-class certified U.S. mail, postage prepaid, return receipt requested, addressed to the Voting
Certificate Holders at the addresses furnished by such holders to the Voting Trustee. Mailing as provided herein shall be deemed to satisfy the notice requirement of any provision of this Agreement requiring the giving of notice.

                                     ARTICLE  12
                               Additional  Securities

     In the event the Voting Trustee shall receive any additional securities (as defined by the Federal Securities Act of 1933) of the Corporation, including stock dividends upon stock held by the Voting Trustee pursuant to this Agreement, the Voting Trustee shall hold such stock certificates subject to the terms of this Agreement, and shall issue Voting Trust Certificates representing such stock certificates to the Voting Trust Certificate Holder entitled to such issuance.

                                     ARTICLE  13
                           Dividend  and  Other  Payments

     13.1 Right to Payments. Subject to the terms and conditions of this Agreement and until the termination of this Agreement, each Voting Trust Certificate Holder shall be entitled to receive promptly from the Voting Trustee
(i) payments equal to the amount of the dividends (other than stock dividends) or other distributions, if any, collected by the Voting Trustee upon the number of Shares standing in the name of such Voting Trust Certificate Holder, and (ii) any payment representing the amount received upon redemption or sale of any Shares represented by the Voting Trust Certificate held by him or her. The Voting Trust Certificate Holders on the dates fixed as record dates by the Corporation for dividends and for the allotment of rights to shareholders shall be entitled to such payments and to such rights.

     13.2 Closing of Voting Trust Certificate Transfer Book. The Voting Trustee may from time to time close the Voting Trust Certificate books against transfers of Voting Trust Certificates for the purpose of determining the Voting Trust Certificate Holders entitled to the payments described in Section 13.1, or for the purpose of determining the Voting Trust Certificate Holders entitled to vote at any meeting.

                                     ARTICLE  14
                              Amendment  of  Agreement

     If the Voting Trustee deems it advisable to amend this Agreement, he shall call a meeting of the Voting Trust Certificate Holders and shall submit the proposed amendment to the Voting Trust Certificate Holders for approval, with his recommendation that the amendment be adopted. The approval at such meeting of two-thirds of the Shares subject to this Agreement shall be required to approve the amendment. If the amendment is approved, a certificate to that effect shall be made by the Voting Trustee, and such certificate, together with a copy of the amended Agreement, shall be filed in the principal office of the Corporation. The Voting Trustee shall also maintain a copy of the certificate of amendment and the amended Agreement in his principal office. Upon filing the certificate and the amended Agreement with the Corporation, the amendment shall become effective.

                                    ARTICLE  15
                                   Miscellaneous

     15.1 Captions. The captions set forth herein are for convenience and reference only and are not intended to modify, limit, describe or affect in any way the contents, scope or intent of this Agreement.

     15.2 Definition. All terms used herein which are defined in this Agreement shall have the meaning set forth in this Agreement, unless the context clearly indicates otherwise. Other capitalized words shall have the meaning set forth in the Share Exchange Agreement.

     15.3 Gender and Plural. Whenever the sense of this Agreement so requires, the masculine and/or feminine gender shall be substituted for or deemed to include the neuter and the plural the singular, and vice versa.

     15.4 Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     15.5 Governing Law. This Agreement was made in the State of Washington and shall be governed by and construed in all respects in accordance with the laws of the State of Washington.

     15.6 "Corporation". The term "Corporation" ' for the purposes of this Agreement and of all rights hereunder, including the issue and delivery of stock certificates, shall be taken to mean Cimarron-Grandview Group, Inc., a Washington corporation, or any corporation successor to it.

     15.7 Heirs, Legatees, Personal Representatives, Etc. Each and all of the terms and provisions of this Agreement shall be and are hereby made binding upon the Shareholder, his heirs, legatees, personal representatives, guardians and permitted assigns.

     15.8  Meetings  of  Voting Trust Certificate Holders. Except as provided in
Article 22, the Voting Trustee shall have no duty to hold meetings of holders of voting trust certificates. Ten (10) days' prior written notice of every meeting of Voting Trust Certificate Holders shall be given and such notice shall state the place, day and hour and the purpose, if any, of such meeting. Any Voting Trust Certificate Holder may waive such notice in writing, either before or after the holding of the meeting. No notice of any adjourned meeting need be given. Every such meeting shall be held at a place designated by the Voting Trustee, unless the Voting Trust Certificate Holders representing two-thirds of the stock held by the Voting Trustee consent in writing to the holding of a meeting at another place.

     15.9 Financial Statements. The Voting Trustee shall furnish copies of such financial statements of the Corporation as shall be furnished the Voting Trustee by the accountants regularly servicing the Corporation and such other notices and communications as are directed to stockholders of the Corporation.

     15.10 Mutilation, Loss, or Destruction of Voting Trust Certificate. The holder of any voting trust certificate shall immediately notify the Voting Trustee of any mutilation, loss or destruction thereof, and the Voting Trustee may, in his discretion, cause one or more new certificates representing the same number of Shares in the aggregate, to be issued to such holder upon the surrender of the mutilated certificates, or in case of loss or destruction, upon satisfactory proof of such loss or destruction, and the deposit of indemnity by way of bond or otherwise, in such form and amount and with such surety or sureties as the Voting Trustee may require to indemnity him against loss or liability by reason of the issuance of such new certificates; provided, however, that the Voting Trustee may, in his discretion, refuse to issue such new certificates, except upon the order of a court having jurisdiction in such matters.

     15.11 Amendment of Agreement. This Voting Trust Agreement may be amended by the written agreement of Voting Trust Certificate Holders representing not less than two-thirds of the Shares entitled to vote.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above stated.


_______________________________
Albert  M.  Zlotnick,  Voting  Trustee


________________________________
Charles  Band,  Shareholder

Class  of  Shares  Held:          Common
Number  of  Shares  held:

                                  Schedule 2.2
                                  ------------
                                 CAPITALIZATION

800,000 shares of the Company's common stock are not fully paid. The shares were issued pursuant to two promissory notes due January 26, 2001. The Company is currently holding the share certificates as security for payment of the notes.

                                  SCHEDULE 2.5
                           Absence of Certain Changes

                                      None

                                  SCHEDULE 2.7
                                   LITIGATION

                                      None

                                  SCHEDULE 2.8
                                      TAXES

                                 NOT APPLICABLE

                                  Schedule 3.2
                                 Capitalization

IN CONNECTION WITH THE LOAN AND SECURITY AGREEMENT BETWEEN FULL MOON AND COAST CAPITAL PARTNERS ("CCP"), CCP HAS THE RIGHT TO PURCHASE UP TO 200,000 SHARES OF FULL MOON COMMON STOCK AT ANY TIME FROM DECEMBER 31, 2000 UNTIL DECEMBER 31, 2001. THE PURCHASE PRICE OF THE SHARES SHALL BE IN THE FORM OF DEBT FORGIVENESS OR, IN THE EVENT THAT FULL MOON OWES CCP LESS THAN $200,000 AT THE TIME OF CONVERSION, THEN PAYMENT SHALL BE MADE IN THE FORM OF DEBT FORGIVENESS, IF ANY, AND CASH. THE PURCHASE PRICE FOR THE SHARES SHALL BE AT A 25% DISCOUNT TO THE CLOSING BID PRICE FOR THE SHARES FOR THE 30 DAYS PRIOR TO CONVERSION.

                                  SCHEDULE 3.4
                              FINANCIAL STATEMENTS

     THE FINANCIAL STATEMENTS DO NOT HAVE ANY PROVISION FOR ACCRUED FEDERAL OR
                             CALIFORNIA STATE TAXES

                                  SCHEDULE 3.5
                           ABSENCE OF CERTAIN CHANGES

                                      NONE

                                  SCHEDULE 3.6
                             NO VIOLATIONS; CONSENTS

                                      NONE

                                  SCHEDULE 3.7
                                   LITIGATION

                                      NONE

                                  SCHEDULE 3.8
                                      TAXES

   THE FINANCIAL STATEMENTS HAVE NO PROVISION FOR ACCRUED FEDERAL OR CALIFORNIA
                               STATE INCOME TAXES

                                  SCHEDULE 3.9
                                    LICENSES

                                      NONE



                                  SCHEDULE 3.10
                             INTELLECTUAL PROPERTIES

                     Trademarks, Trade Names, Service Marks
                     --------------------------------------


FULL  MOON  UNIVERSE
FULL  MOON  PICTURES
FULL  MOON  TOYS
FULL  MOON  INTERNATIONAL
FULL  MOON  MERCHANDISING
FULL  MOON  RELEASING
MONSTER  ISLAND  ENTERTAINMENT
BIG  CITY  PICTURES
BIG  CITY  RECORDS
ALCHEMY  ENTERTAINMENT
PULSEPOUNDERS
CULTVIDEO
FILMONSTERS
TANA  PRODUCTIONS
TANA  3000
SURRENDER  CINMEA
SURRENDER  RELEASING
SURRENDER  PRODUCTIONS
SURRENDER  CINEMA  PRODUCTIONS
SURRENDER  MERCHANDISING

                                  SCHEDULE 3.11
                               TITLE TO PROPERTIES
                               AND FILM INVENTORY

The assignment of the lease for the Company's business offices has not been completed at the date hereof.

                                 Film Inventory

1.     PUPPETMASTER
2.     SHADOWZONE
3.     MERIDIAN
4.     CRASH  &  BURN
5.     PUPPETMASTER  II
6.     PIT  &  THE  PENDULUM
7.     SUBSPECIES
8.     TRANCERS  II
9.     DOLLMAN
10.     NETHERWORLD
11.     DEMONIC  TOYS
12.     PUPPETMASTER  III
13.     DR.  MORDRID
14.     TRANCERS  II
15.     SEEDPEOPLE
16.     BAD  CHANNELS
17.     SUBSPECIES  2
18.     ROBOTWARS
19.     MANDROID
20.     DOLLMAN  VS.  THE  DEMONIC  TOYS
21.     PUPPETMASTER  4
22.     TRANCERS  4
23.     SUBSPECIES  3
24.     ARCADE
25.     INVISIBLE
26.     LURKING  FEAR
27.     DARKANGEL
28.     PUPPETMASTER  5
29.     TRANCERS  5
30.     OBLIVION
31.     SHRUNKEN  HEADS
32.     BEACH  BABES  FROM  BEYOND
33.     TEST  TUBE  TEENS
34.     HUNTRESS  (SPIRIT  OF  THE  NIGHT)
35.     BEACH  BABES  2:  CAVE  GIRL  ISLAND
36.     BLONDE  HEAVEN
37.     PETTICOAT  PLANET  (DENIM  &  LACE)
38.     LURID  TALES  OF  THE  CASTLE  QUEEN
39.     FORBIDDEN  ZONE:  ALIEN  ABDUCTION
40.     ASSAULT  OF  THE  KILLER  BIMBOS
41.     CEMETERY  HIGH
42.     CREEPOZOIDS
43.     GALACTIC  GIGOLO
44.     THE  OCCULTIST
45.     SLAVE  GIRLS  FROM  BEYOND  INFINITY
46.     SORORITY  BABES  IN  THE  SLIMEBALL  BOWL-O-RAMA
47.     CANNIBAL  WOMEN  IN  THE  AVOCADO  JUNGLE  OF  DEATH
48.     DR.  ALIEN
49.     INTRUDER
50.     THE  DAY  TIME  ENDED
51.     LASERBLAST

52.     PARASITE
53.     TOURIST  TRAP
54.     FAIRYTALES
55.     END  OF  THE  WORLD
56.     TRANCERS
57.     ZARKORR!  THE  INVADER
58.     KRAA!  THE  SEA  MONSTER  *
59.     HEAD  OF  THE  FAMILY
60.     CASTLE  FREAK
61.     OBLIVION  2
62.     PRIMEVALS
63.     VAMPIRE  JOURNALS
64.     HIDEOUS!  *
65.     THE  CREEPS  *
66.     MYSTERY  MONSTERS  *
67.     SHRUNKEN  CITY  *
68.     SECRET  KINGDOM  *
69.     CLOCKMAKER  *
70.     PHANTOM  TOWN  *
71.     WEREWOLF  REBORN  *
72.     BIMBO  MOVIE  BASH  *
73.     SHRIEKER  *
74.     CURSE  OF  THE  PUPPETMASTER
75.     FRANKENSTEIN  REBORN  *
76.     TALISMAN
77.     PLANET  PATROL
78.     BLOODSTORM:  SUBSPECIES  4  *
79.     KILLER  EYE
80.     MURDERCYCLE
81.     ALIEN  ARSENAL
82.     WITCHOUSE  *
83.     BLOODOLLS  *
84.     RETROPUPPETMASTER
85.     TOTEM
86.     SUBHUMAN/VOODOO  ACADEMY
87.     MYSTERIOUS  MUSEUM
88.     THE  BOY  WITH  THE  X-RAY  EYES
89.     TEEN  TASK  FORCE
90.     MISCROSCOPIC  BOY
91.     ADVENTURE  EXPRESS
92.     DEAD  HATE  THE  LIVING
93.     RAGDOLL
94.     HORRIBLE  DR.  BONES
95.     SIDESHOW
96.     WITCHOUSE  2
97.     PRISON  OF  THE  DEAD
98.     KILLJOY
99.     HORRORVISION
100.     VIRTUAL  ENCOUNTERS
101.     FEMALIEN
102.     EROTIC  HOUSE  OF  WAX*
103.     LOLITA  2000  *
104.     GIRLS  OF  SURRENDER  CINEMA
105.     VIRTUAL  ENCOUNTERS  2
106.     EXOTIC  TIME  MACHINE
107.     FEMALIEN  2
108.     HOTEL  EXOTICA
109.     VERONICA  2030
110.     HIDDEN  BEAUTIES
111.     PLEASURECRAFT
112.     TIMEGATE:  TALES  OF  THE  SADDLE  TRAMPS

113.     AUDITIONS  FROM  BEYOND
114.     SHANDRA:  THE  JUNGLE  GIRL
115.     DUNGEON  OF  DESIRE
116.     L.I.P.  SERVICE
117.     MISTRESS  CLUB
118.     PASSIONS  OBSESSION
119.     PHANTOM  LOVE
120.     DIARY  OF  LUST
121.     ZORRITA:  PASSIONS  AVENGER
122.     THE  CASTING  COUCH
123.     ANDROMINA:  THE  PLEASURE  PLANET
124.     VIRGINS  OF  SHERWOOD  FOREST
125.     REGINA  PIERCE  AFFAIR
126.     EXOTIC  TIME  MACHINE  2
127.     THE  NAKED  THIEF
128.     PLATINUM  BLONDE
129.     LOVE  EXCHANGE
130.     FLESH  TV
131.     MADAME  HOLLYWOOD
132.     NOANGELS.COM

 * denotes film with a five percent (5%) gross receipts royalty payable to an unaffiliated third party for a period of 10 years expiring in 2010



                                  SCHEDULE 3.13
                              COMPLIANCE WITH LAWS

                                      NONE

                                  SCHEDULE 4.1
                 CONDUCT OF BUSINESS PRIOR TO THE EFFECTIVE DATE

Cimarron  :     No  Exception
Full  Moon:     No  Exception